UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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RESOURCES CONNECTION, INC.

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rgp RESOURCES CONNECTION, INC.15950 NORTH DALLAS PARKWAY SUITE 330 DALLAS, TX 75248 Your Vote Counts! RESOURCES CONNECTION, INC. 2025 Annual Meeting Vote by October 15, 2025 11:59 PM ET You invested in RESOURCES CONNECTION, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 16, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 02, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* October 16, 2025 3:30 PM CDT 15950 North Dallas Parkway Suite 330 Dallas, TC 75248 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. Nominees: 1a. Susan M. Collyns For 1b. Kate W. Duchene For 1c. Filip J. L. Gydé For 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2026. For 3. The approval, on an advisory basis, of the Company's executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".